                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2004

The first three paragraphs of Appendix U are amended and restated as follows:

                      APPENDIX U: ACCUMULATION UNIT VALUES

Appendix U contains the following three accumulation unit value tables:

         (1) a table reflecting the fees for GEM and the Annual Step Death Benefit for contracts issued prior to May 5, 2003,

         (2) a table reflecting the fees for GEM and the Annual Step Death Benefit for contracts issued on or after May 5, 2003,

         (3) a table not reflecting the fees for GEM and the Annual Step Death Benefit.

There are three additional accumulation unit value tables in Appendix A of the Statement of Additional Information as follows:

         (1) a table reflecting the fees for contracts issued with GEM only,

         (2) a table reflecting the fees for contracts issued prior to May 5, 2003 with the Annual Step Death Benefit only,

         (3) a table reflecting the fees for contracts issued on or after May 5, 2003 with the Annual Step Death Benefit only.


Please note that GRIP II and GRIP III fees are deducted from contract value and, therefore, are not reflected in the accumulation unit values.



                          SUPPLEMENT DATED MAY 1, 2004

Venture III 5-1-2004